Exhibit 10.3

[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

AMENDMENT NO. 3

TO THE LISTING AND SALES AGREEMENT

EFFECTIVE DATE JULY 2, 2010, AS AMENDED (“AGREEMENT”)

This Amendment No. 3 to the Agreement (“Amendment No. 3”) is made effective as of June 28, 2012 (“Amendment No. 3 Effective Date”) by and among Yahoo! Inc., and Yahoo! Realty Inc. (collectively “Yahoo”), on the one hand, and Zillow, Inc. (“Zillow”), on the other hand. All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Parties would like to display rental property listings on Yahoo! Real Estate and other Yahoo Properties;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for such other good and valuable consideration, the sufficiency of which is acknowledged by the Parties hereto, Yahoo and Zillow agree to amend the Agreement as follows:

1.	The definition of “Property” in Section 1 of the Agreement is deleted in its entirety and replaced with the following definition:

““Property” means a parcel of residential real estate, including new or existing homes and/or land, offered for sale or a residential property offered for rent and included in the listings provided by the Zillow Site.”

2.	The definition of “Zillow Listings” in Section 1 of the Agreement is deleted in its entirety and replaced with the following definition:

“Zillow Listings” means the entire list and description of Resale Homes, FSBO Homes, rental properties (which may include third party trademark or brand features) listed with or licensed to Zillow or with vendors of Zillow that collect or aggregate Property listings data that Zillow has permission to license to YRI and Yahoo for use under the terms of this Agreement, and any new homes data or rental property data that Zillow may elect to make available via the Listings API (subject to the terms of Section 2.2.2).

3.	The definition of “Zillow Listings Feed” in Section 1 of the Agreement is deleted in its entirety and replaced with the following definition:

“Zillow Listings Feed” means the XML feed that contains all data relevant to Zillow Listings which complies with the specifications set forth on Exhibit A and is delivered in an XML format in accordance with the current RETS feed found at www.rets.org with the addition of two fields (Share of Voice and DisplayMode), as well as any other changes or additions to the RETS feed mutually agreed to in writing by the Parties.”

4.	Exhibit A of the Agreement is hereby amended and supplemented to include the changes reflected on Exhibit A-1 attached hereto to add rental property listings to the Zillow Listings Feed.

5.	Section 2.1(a)(v) is hereby added as a new section to the Agreement and shall read as follows:

“2.1(a)(v) As of the Amendment No. 3 Effective Date, Yahoo will include search functionality for rental listings on the Yahoo Real Estate Home Page, the Search Results Page, or such other location of Yahoo Properties and in such form as determined by YRI and Yahoo in each of their reasonable but sole discretion.”

6.	Section 2.1(a)(vi) is hereby added as a new section to the Agreement and shall read as follows:

Yahoo! & Zillow Confidential	Page 1 of 10

Adding Rentals to Yahoo Feed

“2.1(a)(vi) On each page on the Yahoo Properties where rental listings from Zillow are displayed in response to a search for rental listings, Users will be provided links to property details pages related to each rental listing from Zillow, hosted by YRI, through Yahoo, which will provide further information about a Home for Sale (each a “Details Page”). In accordance with and subject to Section 2.1(a) the Details Page can be modified at the discretion of YRI and Yahoo, except that at all times YRE will make best efforts to display the data delivered by Zillow as provided in the Home Details Section of Exhibit A-1. YRE reserves the right to augment the listings with data from third parties, including Users, as it sees fit, so long as such augmented data is identified as being from a different source and is presented in accordance with the terms of this Section 2.1(a).”

7.	Section 2.6(e) is hereby added as a new section and shall read as follows:

“2.6(e) As of the Amendment No. 3 Effective Date, YRE will refer owners and landlords seeking to list rental properties on YRE to Zillow.”

8.	Section 2.2.2 of the Agreement is hereby amended by adding the following additional language at the end of the paragraph:

“Beginning [***] until [***](“Initial Rental Exclusivity Term”), Zillow will be the exclusive provider of listings for rental properties on the YRE site (“Rental Listings Exclusivity”). The Parties acknowledge and agree that the Initial Rental Exclusivity Term shall automatically renew for [***]after the end of the Initial Rental Exclusivity Term (or any current renewal term, collectively the “Rental Listings Exclusivity Term”) unless either Party provides the other with written notice of its intent not to renew at least thirty (30) days prior to the end of the then current term. The Parties further acknowledge and agree that Yahoo shall not [***] (or any successor thereof), even in the event that the Rental Listings Exclusivity Term expires or is terminated by the Parties. If the Rental Listings Exclusivity Term expires or is terminated, then the Parties will negotiate a trumping order for similar rental listings from a new partner with the understanding that Yahoo will use commercially reasonable efforts to provide the best user experience and optimize revenue directly attributable to such rental listings. The Parties acknowledge and agree that (a) during the Rental Listings Exclusivity Term, Yahoo may discuss future opportunities with entities that aggregate rental listings, (b) following the Rental Listings Exclusivity Term, Yahoo may include listings for rental properties (excluding [***]or any successor thereof) on the YRE site from entities that aggregate such rental listings, and (c) Yahoo’s actions under either of the immediately preceding subsections (a) or (b) shall not be deemed as a violation of the terms of this Section 2.2.2.”

9.	Section 2.2.3(d) of the Agreement is hereby amended by adding the following additional language at the end of the paragraph:

“The Parties agree that Yahoo shall have the right to include such article content on the Yahoo website home page (currently located at www.yahoo.com) or finance page (currently located at www.finance.yahoo.com), including any successor(s) or extension(s) of such pages operated by or on behalf of Yahoo or its Affiliates.”

10.	Section 2.2.3 (e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(e) Homes for Rent Listings. Zillow shall add rental listings to the Zillow Listings Feed that it provides to Yahoo and provide an API to Yahoo for serving rental contacts. By June 22, 2012, Zillow will provide a test feed of rental property listings to Yahoo to power the YRE’s rental property search feature. Zillow will also provide Yahoo with a Rent Zestimate (Zillow’s estimated monthly rental price) API and Yahoo will show Rent Zestimates for the Zillow-provided rental listings. Both Parties agree to adhere to the feed and implementation requirements indicated in the “Functional Specification Document: Adding Rental Listings to Zillow RETS feed” attached hereto as Exhibit A.1

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 2 of 10

Adding Rentals to Yahoo Feed

11.	Section 3.9 is hereby added as new section to the Agreement and shall read as follows:

“Section 3.9 Monetization of Rental Listings. In the event that Zillow monetizes rental listings, Zillow agrees to pay Yahoo [***]of Net Revenue generated by rental listings, apportioned by the number of rental contacts (or another performance metric to be mutually agreed upon) generated by Yahoo relative to the total rental contacts from the Zillow and Yahoo networks combined.”

12.	Section 13 of the Agreement is hereby amended by adding the following additional language at the end of the paragraph:

“Notwithstanding any other terms or agreements between the Parties, the Parties may issue a joint press release announcing the inclusion of Zillow rental property listings on Yahoo! Real Estate and other Yahoo Properties, the final version of which is subject to both Parties’ approval.”

13.	Zillow and Yahoo each represent and warrant to the other that it has the right, power and authority to enter into this Amendment No. 3.

14.	In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment No. 3, the terms and conditions of this Amendment No. 3 shall control. Except as amended by this Amendment No. 3, the Agreement shall remain in full force and effect in accordance with its terms.

15.	This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Agreement to be executed by their duly authorized representatives as of the Amendment No. 3 Effective Date.

YAHOO! INC.

By:	/s/ ERIC ALEDORT
Title:	VP, BD
Printed Name:	Eric Aledort
Date:	6/28/12

YAHOO! REALTY INC.		ZILLOW, INC.

By:	/s/ AMAN KOTHARI	By:	/s/ GREG SCHWARTZ
Title:	SVP, CAO	Title:	CRO
Printed Name:	Aman Kothari	Printed Name:	Greg Schwartz
Date:	6/28/12	Date:	6/28/12

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 3 of 10

Adding Rentals to Yahoo Feed

EXHIBIT A-1

Functional Specification Document: Adding Rental listings to Zillow RETS feed

Yahoo! Real Estate & Zillow

Table of Contents

1	Introduction	5

1.1	Purpose and Scope	5

1.2	Intended Audience	5

1.3	Revision History	5

1.4	Assumptions	5

2	RETS Feed	5

3	UI Specifications	6

3.1	Search Results Page	6

3.1.1	Sorting	6

3.1.2	Search Result display	7

3.2	Home Details Page	7

3.3	Listing Ad API	8

3.4	Current Zillow Rental Contact Design Variations	8

3.4.1	Property Manager with Logo	8

3.4.2	Property Manager	9

3.4.3	Contact Landlord	9

4	Beacon	9

5	Reviewers	10

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 4 of 10

Adding Rentals to Yahoo Feed

Introduction

Purpose and Scope

This document describes the requirements and functional design for adding Rental properties to Yahoo site.

Intended Audience

The primary audience for this document is Yahoo! Real Estate and Zillow.

Revision History

Version #	Date	Revised By	Revision Description
1.0	4/18/12	Zillow	Initial version.

1.1	5/23/12	Zillow	Added post launch features.

Assumptions

•	Using the existing RETS feed to include Rental properties along with the For Sale properties.

•	ListingAdAPI, Contact API, Beacon specifications are not changed.

•	Home details page for rent is similar to for sale page, additional requirements for the home details page are added to this document.

RETS Feed

Following table provides the new rental fields included in the existing RETS feed generated every day. This table only includes the changes or additions to the rental feed.

Field Name	Type	Required	New	Notes

ListingCategory	Enumeration	Yes	N	Purchase/Lease/Rental

CommunityName	String	No	N	If exists.

Deposit	String	No	N	Deposit & Fees

LeaseTerms	String	No	N	Lease Term

AvailableDate	int	No	N	Availability

AvailableMonth	int	No	N	Availability

AvailableYear	int	No	N	Availability

Pets	String	No	Yes	Pets allowed

UtilitesIncluded	String	No	Yes	Utilities included

PropertyType	String	Yes	No	Rental

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 5 of 10

Adding Rentals to Yahoo Feed

Apartment Listings

Zillow does not support the floor plans for a given community. Floor plans will be sent in RETS feed as individual listings. For these listings

•	CommunityName field will be community name + floor plan name.

•	FullStreetAddress field will not include the UnitNumer

•	UnitNumber field is populated to differentiate the listings.

Example listing in Zillow: http://www.zillow.com/homedetails/10290-NE-12th-St-143771-Bellevue-WA-98004/2120755813_zpid/

ListingURL

ListingURL in RETS feed for rentals is Zillow HDP URL.

After Yahoo implements the ListingAdAPI for Rentals, ListingURL will point to the provider link if it exists otherwise the Zillow HDP URL.

UI Specifications

Search Results Page

Sorting

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 6 of 10

Adding Rentals to Yahoo Feed

Search Result display

•	Featured flag to show the featured status.

•	Show community name if exists, else show the street address.

•	[***]

•	Display the broker logo if is exists in RETS feed.

Home Details Page

•	Add Pets and Utilities Included fields in listing overview.

•	Similar to for sale page, show the “contact module” and ListingProvided by Module. Listing Offered By module is shown.

•	[***]

•	If the community name exists display the community name.

•	If Availability date is today or past show the availability as “Now”.

•	If Availability date does not exist show availability as “Contact For Details”

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 7 of 10

Adding Rentals to Yahoo Feed

Listing Ad API

There are no changes to the listingadapi for rental listings. See the variations of the contact modules for rental listings shown on Zillow. These designs are for informational only, yahoo should be using their existing contact agent UX treatment similar to the for sale pages.

Current Zillow Rental Contact Design Variations

Note: For the Zillow contact designs included in this specification, Yahoo shall include all elements represented by Zillow in these screenshots, however, Yahoo! does not necessarily have to follow the same design and reserves the right to make changes to the user interface as deemed necessary.

Property Manager with Logo

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 8 of 10

Adding Rentals to Yahoo Feed

Property Manager

Contact Landlord

Beacon

Beacon requirements are similar to the For Sale pages.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 9 of 10

Adding Rentals to Yahoo Feed

Search results page:

•	[***]

Home details page:

•	[***]

•	[***]

Reviewers

Name	Title/Role

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Yahoo! & Zillow Confidential	Page 10 of 10